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                                                                    EXHIBIT 10.2

                             GLOBAL KNOWLEDGE, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                                                   date
                                                   ----
Employee/optionee name:  name
                         ----

Number of shares of
Common Stock subject
to this Agreement:       number
                         ------

     Pursuant to the Global Knowledge, Inc. and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan"), the Board of Directors of Global Knowledge, Inc. (the "Company") has granted you on this date an option (the "Option") to purchase the number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), set forth above. Such shares (as the same may be adjusted as described in Section 10 below) are herein referred to as the "Option Shares". The Option shall constitute and be treated at all times by you and the Company as a "non-qualified stock option" for Federal income tax purposes and shall not constitute and shall not be treated as an "incentive stock option" as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The terms and conditions of the Option are set out below.

     1. Date of Grant. The Option is granted to you on grant date (the "Grant Date").

     2. Termination of Option. Your right to exercise the Option (and to purchase the Option Shares) shall expire and terminate in all events on the earlier of (i) the tenth anniversary of the Grant Date (hereinafter the "Expiration Date") and (ii) the date provided in Section 7 below in the event you cease to be employed by the Company or any subsidiary or parent thereof.

     3. Option Price. The purchase price to be paid upon the exercise of the Option is price per share (subject to adjustment as provided in Section 10 hereof).

     4. Vesting Schedule. Except as otherwise provided in this Agreement, and subject to all other terms and conditions of this Agreement, if you have continued to be employed on a full-time basis by the Company or any subsidiary or parent thereof, through any applicable date in the table below, this option may be exercised prior to the Expiration Date in installments for not more than the number of shares set forth opposite such applicable date:

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            As of date                               number
                  -----------------------------------------
                  date                 an additional number
                  -----------------------------------------
                  date                 an additional number
                  -----------------------------------------
                  date                 an additional number
                  -----------------------------------------

The right of exercise shall be cumulative so that if the Option is not exercised to the maximum extent permissible as of an applicable date, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. Notwithstanding any other provision of this Agreement or the Plan, this option may not be exercised at any time on or after the Expiration Date.

     5. Exercise of Option. To exercise the Option, you must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment of the full option price for the option price for the Option Shares being purchased. Payment of the option price must be made in cash or by certified or official bank check.

     6. Transferability of Option. The Option may not be transferred by you (other than by will or the laws of descent and distribution) and may be exercised during your lifetime only by you.

     7. Termination of Employment. (a) In the event that (i) the Company or any subsidiary or parent thereof terminates your employment by such entity "for cause" or (ii) you terminate your employment by such entity for any reason whatsoever (other than as a result of your death or "disability" (within the meaning of Section 22(e)(3) of the Code)), then the Option may only be exercised within one month after such termination, and only to the same extent you were entitled to exercise the Option on the date your employment was so terminated and had not previously done so.

     (b) In the event that you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof as a result of the termination of your employment by the Company or any subsidiary or parent thereof at any time other than "for cause" or as a result of your death or "disability" (within the meaning of Section 22(e)(3) of the Code), the Option may only be exercised within three months after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such termination and had not previously done so.

     (c) In the event that you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof by reason of a "disability" (within the meaning of Section 22(e)(3) of the Code), the Option may only be exercised within one year after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such disability and had not previously done so.

     (d) In the event that you die while employed by the Company or any subsidiary or parent thereof (or within a period of one month after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in Section 7(a) above, within a period

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of three months after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in 7(b) hereof or within a period of one year after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in Section 7(c) hereof), the Option may only be exercised within one year after your death. In such event, the Option may be exercised during such one-year period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

     (e) Notwithstanding any provision contained in this Section 7 to the contrary, in no event may the Option be exercised to any extent by anyone after the tenth anniversary of the Grant Date.

     8. Company's Right and Option to Repurchase Option Shares. (a) In the event that you cease to be employed by the Company or any subsidiary or parent thereof on a full-time basis for any reason (including, without limitation, as a result of your death, disability, incapacity, retirement, resignation or dismissal with or without cause) at any time prior to the date on which an underwritten public offering of the Company's Common Stock, registered under the Securities Act of 1933, as amended (the "Securities Act"), has been completed, the Company shall have the right and option, but not the obligation, to purchase from you (or in the case of your death, your legal representative) any or all of the Option Shares (i) held by you on the date you cease to be so employed by the Company or (ii) purchased by you after such date as permitted by Section 7 above. In the event that the Company exercises such right and option, the Company shall pay to you as the purchase price for such Option Shares (the "Purchase Price") an amount per share equal to the fair market value thereof as of the date you ceased to be employed by the Company or any subsidiary or parent thereof, such fair market value to be determined by the Board of Directors of the Company.

     (b) The Company may exercise the right and option described in Section 8(a) above by giving you (or, in the case of your death, your legal representative) a written notice of election to purchase at any time within 60 days after the date your employment ceases, which notice of election shall specify the number of Options Shares to be purchased and the Purchase Price for such Option Shares. The closing, for the purchase by this Section 8 (the "Purchase Date") will take place at the offices of the Company on the date specified in such written notice, which date shall be a business day not later than 60 days after the date such notice is given. At such closing, you will deliver such Option Shares, duly endorsed for transfer, against payment in cash of the Purchase Price thereof. To the extent the Company chooses not to exercise its right and option under this
Section 8 to purchase any of such Option Shares, such Shares shall thereafter cease to be subject to the provisions of this Agreement.

     9. Representations. (a) You represent and warrant to the Company that, upon exercise of the Option, you will be acquiring the Option Shares for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and you understand that (i) neither the Option nor the Option Shares have been registered with the Securities and Exchange Commission by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and (ii) the Option

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Shares must be held indefinitely by you unless a subsequent disposition thereof is registered under said Act or is exempt from such registration. The stock certificates for any Option Shares issued to you will bear the following legend.

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     (b) You further represent and warrant that you understand the Federal, state, local and foreign income tax consequences of the granting of the Option to you, the acquisition of rights to exercise the Option with respect to any Option Shares, the exercise of the Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares. In addition, you understand that the Company will be required to withhold Federal, state, local or foreign taxes in respect of any compensation income realized by you upon exercise of the Option granted hereunder. To the extent that the Company is required to withhold any such taxes, you hereby agree that the Company may deduct from any payments of any kind otherwise due to you an amount equal to the total Federal, state, local and foreign taxes, or if no such payments are due or to become due to you, then you agree to provide the Company with cash funds or make other arrangements satisfactory to the Company regarding such payment. It is understood that all matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

     10. Adjustments, Reorganization. Reclassification, Consolidation, Merger or Sale. (a) In the event that, after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of the Option (to the nearest possible full share), and such adjustment shall be effective and binding for all purposes of this Agreement and the Plan.

     (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected after the date hereof in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to Section 10(c) below, you shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified in the Option and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately

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theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

     (c) Notwithstanding Section 10(b) hereof, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel the Option and pay or deliver, or cause to be paid or delivered, to you an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of Option Shares that, as of the date of the consummation of such Acquisition, you had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

     11. Continuation of Employment. Neither the Plan nor the Option shall confer upon you any right to continue in the employ of the Company or any subsidiary or parent thereof, or limit in any respect the right of the Company or any subsidiary or parent thereof to terminate your employment or other relationship with the Company or any subsidiary or parent thereof, as the case may be, at any time.

     12. Plan Documents. This Agreement is qualified in its entirety by reference to the provisions of the Plan, which are hereby incorporated herein by reference.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

GLOBAL KNOWLEDGE, INC.                  Accepted and Agreed:



By:
   --------------------------------     ----------------------------------
                                        Employee/Optionee


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                  GLOBAL KNOWLEDGE, INC. AND ITS SUBSIDIARIES
                STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN
 ______________________________________________________________________________


                              OPTION EXERCISE FORM

          I, __________________________, a Participant under the Global
Knowledge, Inc. and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan"), do hereby exercise the right to purchase _________ shares of Common Stock, $.01 par value, of Global Knowledge, Inc. pursuant to the Option granted to me on __________________ under the Plan. Enclosed herewith is $______________, an amount equal to the total exercise price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.



Date:
     ----------------------------      ----------------------------------
                                       Signature


             Send a completed copy of this Option Exercise Form to:

                           Global Knowledge, Inc.
                           One Van de Graaff Drive
                           Burlington, MA  01803


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